October 28, 1997



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:     Hibernia Corporation
        Current Report on Form 8-K
        Commission File No. 1-10294

Dear Sirs:

        Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

        Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

        Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                        Very truly yours,


                                        /s/ PATRICIA C. MERINGER
                                        Patricia C. Meringer
                                        Corporate Counsel and
                                          Secretary

PCM/gbp
Enclosure

cc:     Joseph Lomnicky
        Ron E. Samford, Jr.
        Stephen D. M. Schuetz

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 27, 1997
                                                 ----------------
                                                 October 24, 1997



                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 5.   Other Events.

        On October 24, 1997, the Registrant announced that it had signed a definitive merger agreement with Firstshares of Texas, Inc. ("Firstshares"), a Texas bank holding company headquartered in Marshall, Texas. The merger is subject to certain regulatory and other approvals, including approval by the shareholders of Firstshares.


                                 EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.36        News Release issued by the Registrant
               on October 24, 1997                         3


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HIBERNIA CORPORATION
                                 (Registrant)


Date:  October 27, 1997         By:  /s/ PATRICIA C. MERINGER
                                     Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary

                                 EXHIBIT 28.36

                                  NEWS RELEASE
                from Hibernia Corporation/Hibernia National Bank

For immediate release                       October 24, 1997

MEDIA INQUIRIES:
Jim Lestelle -- Manager,
  Corporate Communications
Office: (504) 533-5482;
Home: (504) 488-8826

INVESTOR INQUIRIES:
Trisha Voltz -- Manager,
  Investor Relations
Office: (504) 533-2180
Home: (504) 837-8287


           HIBERNIA SIGNS MERGER AGREEMENT WITH FIRSTSHARES OF TEXAS
                 TO EXPAND COVERAGE TO FOUR MORE TEXAS COUNTIES

        NEW ORLEANS -- Hibernia Corporation today announced it has signed a definitive agreement to merge with $292-million-asset Firstshares of Texas, Inc., a transaction that would allow Hibernia to expand its coverage to four more northeast Texas counties.

        Firstshares of Texas operates First National Bank, which has five offices: one each in Marshall, its headquarters, in Harrison County; Jacksonville, Cherokee County; Longview, Gregg County; Tyler, Smith County; and Texarkana, Bowie County. Hibernia already serves customers from nine banking locations in Texarkana and the surrounding area -- one of First National Bank's markets -- as a result of its merger last year with Texarkana National Bank.

        First National Bank, founded in 1876, has the largest deposit market share in Harrison County, almost 27%. The merger would significantly strengthen Hibernia's coverage of northeast Texas, which is contiguous to the Shreveport/Bossier City region of northwest Louisiana where Hibernia already has a strong presence.

        "The communities served by First National Bank are similar in many ways to markets we already understand and serve well in northeast Texas and throughout Louisiana," said Stephen A. Hansel, Hibernia president and CEO. "Most companies in the region are small businesses, one of the fastest-growing segments of the economy. That's why Hibernia's nationally acclaimed small-business banking area continues to develop innovative products and services, like the ability to accept loan applications over the Internet and no-financials-required small-business loans."

Exhibit 28.36
Page 2


        Hibernia National Bank of Texas Chairman James R. Murphy praised First National Bank management and employees for their long-standing commitment to customer service. "Hibernia has that same dedication. We look forward to helping FNB customers achieve their financial goals and realize their dreams," said Murphy, who also is a director of Hibernia Corporation, the bank's parent company. He joined Hibernia with the 1996 Texarkana National Bank merger.

        "In addition to commercial and small-business banking, Hibernia leads in making banking more convenient for consumers," said George E. Grobowsky, chairman and CEO of Firstshares of Texas and First National Bank. "Hibernia features extended weekday hours, Saturday banking, state-of-the- art automated teller machines that also dispense postage stamps, and easy access in banking offices to experienced bankers in mortgage lending, investment products, brokerage services and other areas.

        "First National Bank customers will appreciate Hibernia's focus on service and the ability of local management to make decisions affecting their markets. The bank also takes its corporate citizenship responsibilities very seriously."

        Following completion of the merger, Grobowsky will serve as Hibernia's East Central Texas chairman, and Joseph Wood, president and COO of First National Bank, will serve as president.

        Shareholders of Firstshares of Texas would receive 7.15 shares of Hibernia common stock for each share of Firstshares in a tax-free pooling of interests valued at approximately $66.4 million based on the October 23, 1997, closing price of Hibernia's common stock.

        The merger, which is subject to approvals by regulators and by shareholders of Firstshares of Texas, should be completed by the end of the first quarter of 1998. The name of the bank will be changed to Hibernia National Bank of Texas in mid-1998.

        Customers should continue using their First National Bank checks, making loan payments and conducting other transactions as usual.

        Following completion of this merger and others with $117-million-asset Unicorp Bancshares-Texas in southeast Texas, $105-million-asset Northwest Bancshares of Louisiana and $760-million-asset ArgentBank in southeast Louisiana, Hibernia would be an $11.4-billion-asset organization with 234 banking locations in 31 Louisiana parishes and nine Texas counties. It would be either first, second or third in deposit share in 25 Louisiana parishes and four Texas counties. Hibernia's Louisiana markets represent approximately 80% of the state's population and deposits. Its statewide Louisiana deposit market share would be 20%, and its loan share would be 22%.

Exhibit 28.36
Page 3


        The Company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's internet site at http://www.hiberniabank.com.

Exhibit 28.36
Page 4


                                               HIBERNIA'S MERGER ACTIVITY

                                                   PENDING MERGERS: 4


                NAME                                  LOCATION                ASSETS          OFFICES
(date merger expected to be completed)                                        (millions)      ADDED


Firstshares of Texas, Inc. (first quarter of 1998)    Northeast Texas          $292             5
ArgentBank (year-end 1997)                            Southeast Louisiana.     $760            22
First National Bank in Mansfield (year-end 1997)      Northwest Louisiana      $105             5
OrangeBank (fourth quarter 1997)                      Southeast Texas          $117             3

                                                  COMPLETED MERGERS: 17

                 NAME                                 LOCATION                ASSETS          OFFICES
(date merger was completed)                                                   (millions)      ADDED

First National Bank of Paris (8/31/97)                Northeast Texas          $136             3
Collin County National Bank (8/31/97)
Texarkana National Bank (12/31/96)                    Northeast Texas          $406             9
St. Bernard Bank and Trust (10/1/96)                  Suburban New Orleans     $260            11
Calcasieu Marine National Bank (8/26/96)              Southwest Louisiana      $774            21
Bunkie Bank & Trust Company (1/15/96)                 Central Louisiana        $109             3
First National Bank of Lake Providence (1/1/96)       Northeast Louisiana      $ 51             2
Bank of St. John (7/1/95)                             River Parishes           $124             4
                                                      (Southeast Louisiana)
Progressive Bank and Trust (7/1/95)                   Houma/Thibodaux          $142             6
                                                      (Southeast Louisiana)
State Bank and Trust Company (5/1/95)                 River Parishes           $ 92             4
                                                      (Southeast Louisiana)
American Bank (3/1/95)                                River Parishes           $ 89             5
                                                      (Southeast Louisiana)
First State Bank and Trust Company (12/31/94)         Washington Parish        $146             7
Pioneer Bank and Trust Co. (12/31/94)                 Northwest Louisiana      $351             8
First National Bank of Jefferson Parish (8/1/94)      Suburban New Orleans     $372             9
Southern National Bank at Tallulah (8/1/94)           Northeast Louisiana      $ 59             1
First National Bank of West Monroe (8/1/94)           Northeast Louisiana      $157             6
Bastrop National Bank (7/1/94)                        Northeast Louisiana      $117             4
First Commercial Bank (7/1/94)                        Acadiana                 $165             8
                                                      (Southcentral Louisiana)

TOTAL ASSETS AND OFFICES ADDED SINCE MID -1994                                 $4,824         146

                                                         Page 6